New Generation BIOFUELS

Advanced Renewable Technology

Company Overview

June 2010

Forward Looking Statements

This presentation contains forward-looking statements. These forward-looking statements concern the Company's operations, prospects, plans, economic performance and financial condition and are based largely on the Company's beliefs and expectations. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. The risks and uncertainties related to our business, which include all the risks attendant an emerging growth company in the volatile energy industry, including those set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission (SEC) on March 26, 2010 and in subsequent filings with the SEC. These forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why the actual results could differ from those projected in the forward- looking statements.

NGBF
Introduction

New Generation Biofuels (NGBF)

- **New Generation Biofuels is** a publicly traded (NASDAQ: NGBF) **technology company focused on solving energy, economic and environmental challenges using its unique proprietary biofuel technology.**

- Our biofuels displace fossil fuels in energy applications with environmentally superior attributes and provide excellent fuel/combustion performance.
- Our biofuels address many needs of the Power Generation marketplace:
  1. We qualify as biomass under the American Clean Energy Security Act of 2009.
  2. We meet most state definitions of biomass.
- NGBF technology = ***liquid biomass***: a strong value proposition for Power Generation
  1. ***Fast low cost*** way to meet state RPS and pending federal RES
  2. Limited capital outlay for users to make existing infrastructure renewable
  3. Significant NOx and SOx emissions reductions

A *simple* precision blend of commonly available additives and easily accessible non edible feedstocks that yields a superior renewable fuel at low cost

New Generation BIOFUELS

Advanced Renewable Technology

Highlights

- Significant Market Opportunity – 10+ billion gallons
  - Power plants
  - Commercial and Industrial Processing and Space Heating
  - Marine transportation
- Superior renewable energy solution for target customers
- Producing and Selling Product Now
- Industry leading economics
- Disciplined strategy for growth
- Strong management team

Federal Energy and Climate Proposals -- NGBF's Biofuel Provides Environmental Solutions

Bills moving in Congress and new federal regulations would impose additional costs on use of fossil fuels and enhance value of using NGBF's fuel

1)Federal Renewable Electricity Standard

- House-passed Waxman Markey climate bill (ACES) provides an RES of 6% in 2012 rising to 20% in 2020
- ***Solution:* A utility can simply switch from burning a fossil fuel to firing, co-firing or blending with NGBF's biofuel and meet the requirement faster and cheaper than many alternatives**

2) Recently issued EPA regulations also increase cost of fossil fuel emissions

- EPA issued final greenhouse gas control regulations that will, beginning in 2011, limit GHG emissions from fossil fuel-fired electric generating units. Unless these rules are blocked by the courts or Congress, the rules should further incentivize power generators to use biomass fuels such as NGBFs
- ***Solution:* NGBF's biofuel used in existing generating units could reduce GHG emissions at minimal cost**

3) Climate Bills: Cap on large domestic sources of emissions and CO_2 emissions allowances

- Starting in 2012 (ACES), or 2013 (Kerry Lieberman climate proposal), climate proposals would establish annual tonnage limits on carbon equivalent emissions. We believe the cost of emissions offsets is likely to be more expensive than initial EPA estimates.
- ***Solution:* NGBF's biofuel in an existing industrial facility or power plant could reduce CO by up to 85% for each percent of fossil fuel replaced with minimal to no capital expenditures. We believe NGBF's biofuel can help create GHG emission offsets and minimize the effects of a Cap and Trade program.**

We believe switching to NGBF's biofuel is the fastest low cost way to meet these requirements.

Economics and Market Focus

Growth Strategy

- Leverage current relationships in power generation market
- Bring potential customers to Baltimore to see production and product usage at local customer's facility – live demos
- Sign up Agents/Distributors who can bring an existing customer base
- Small Plant footprint and low Capex makes co-locating on customers facility an ideal solution through technology licensing
- Expand into Central America and the Caribbean markets through joint ventures and licensing arrangements
- Expansion of license agreement provides additional revenue opportunities – 5% Royalty & 5% Commission in ROW

Current Market Focus

Sector	Size	Opportunity
Power plants	2.2 B gallons	Power plants eligible for Renewable energy credits; constrained by emissions limitations
Commercial Industrial Process/ Space Heating	6.4 B gallons	Large facilities taking leadership role in reducing greenhouse gases
Marine	>6.3 B gallons	Tighter restrictions on cruise liners idling in port; Inland marine opportunities
Total	**>14.9B gallons**	* Does not include market potential for Co-firing with coal or solid Biomass which significantly increases the available market.

Source: Estimates available from the Energy Information Administration

Customers & Key Distributors

Customers

- Delta Chemical (Baltimore, MD)
- Catoctin Mountain Growers (Keymar, MD)
- Taunton State Hospital (Taunton, MA)
- City of Baltimore
- Seaboard Asphalt (Baltimore, MD)
- Chaney Enterprises (Waldorf, MD)

Distributors

- Tri Gas & Oil (Large fuel distributor in the mid-atlantic region)
- DD&J, LLC (Full Service energy management solutions provider)

Technology Licensing Example

LOI with EDEN Renewable Energy

- Exclusive manufacturing, sales & distribution rights in the Canadian provinces of Newfoundland, Labrador, Nova Scotia, New Brunswick & Prince Edward Island
- 10 cents per gallon royalty to NGBF
- Exclusivity based on achieving milestones on product testing, construction of a 20M GPY production facility, & sales

– Sales milestones: years 1 – 3, 5M, 7M & 10M gallons, respectively
  1.5 M gal. increase per year thereafter up to 15M gal.

- Prior to Eden's construction of a production facility NGBF will pay a 5cent per gal. commission on sales to customers identified by Eden in the above named provinces (no less than 2.5M gal per yr)

`

Field Tested and Commercially Proven



The product

Cleaver Brooks boiler





Filter comparison

GE Gas turbine



Boiler Applications

NGBF's biofuel is being used in a series of boiler applications including:

- Cleaver-Brooks fire-tube boilers
  - 150, 200, & 500 HP
- Babcock & Wilcox utility steam boiler
  - Light off and flame stabilization
  - Steam plant for electricity generation

Convert with simple tuning or minor equipment modifications

Main results were:

- SO_2 essentially eliminated
- 40% - 74% reduction in NOx emissions
- Very good ignition and combustion stability



Gas Turbines Applications

NGBF has conducted proof of performance tests in utility scale combustion turbine applications including:

- ✓ Pratt & Whitney FT4 Aero derivative Gas Turbine technology (25 MW)
- ✓ GE Frame 7b technology (65 MW)
- ✓ GE Frame 5 technology (25 MW)



<u>Successful results include:</u>

- All biofuels fired successfully
- No visible smoke
- Output and unit heat rate similar to diesel
- 60% NOx reduction (average)
- SOx emissions 200 times lower than diesel

Co-Firing With Solid Biomass

- Potential to double the amount of co-firing that can be achieved with solid biomass and coal with limited conversion dollars
  - Very low metals, ash, and sulphur content of NGBF's biofuel may extend the amount of biomass that can be co-fired before affecting SCR catalyst
  - Note: NGBF's biofuels have a higher heating content than wood chips and pellets

- Increase the sources and availability of feedstocks for new biomass plants
  - Price competitive with pellets
  - Use in lieu of or co-fired with "solid pellets"

- Complement the use of solid biomass by serving as a dust suppressant (while adding energy)

- Our technology allows us the opportunity to formulate product to positively impact combustion performance including emissions

Co-Firing With Coal

- NGBF believes that co-firing with coal is cost effective versus solid biomass conversion
- NGBF's biofuel could possibly be used to extend the life of existing coal plants
- Co-firing a 10% mix of NGBF's biofuel could enable coal plants to meet REC goals quickly and cost effectively
  - Minimal capital conversion costs (utilize existing infrastructure and assets)
  - Can use existing igniters in some applications
- Very low metals, ash, and sulfur content of NGBF's biofuel not only reduces emissions but the potential for fouling/slagging and corrosion

Blending with #2 and #6 Fuel Oils

- NGBF biofuels can be easily blended at different ratios with #2 and #6 fuel oils up to 35% by volume

- Final blended fuel has improved rheological properties (pour point and viscosity) and **highly improved performance in terms of emissions during combustion**





NGBF
Comparative Advantages

Comparison to Fuel Oils

- In comparison to fuel oils, NGBF fuels have
  - Reduced NOX emissions
  - Lower ash
  - Much lower sulfur
  - Higher lubricity
  - Better low-temperature flow properties
  - Different flash points
  - Lower energy content/gallon

Comparison to Biodiesel

	NGBF Biofuel	Biodiesel
• Capital costs per MM gal/yr capacity	< $0.25 [2]	$1.00 - $1.25
• Permitting & construction time required	Months	Years
• Estimated footprint of 100 MM gal/yr prod. Facility	< ½ acre [2]	12 acres [1]
• Feedstock conversion into finished product	100%	< 89%
• Energy consumption of fuel production	< 1%	31% [1]
• Pour point (B100 soybean-based)	< 0°F	32°F [1]
• NOx emissions versus diesel oil	40 – 74% lower	11% higher
• Ability to produce customized biofuel per specific customer applications	Yes	No
• Feedstock Flexibility	Yes	No [3]
• Competitively priced with ULSD	Yes	No
• Can be used as a 100% Diesel substitute	Yes	No
• Improved Lubricity	Yes	Yes

1. Source: Imperium Renewables, Inc. preliminary registration statement dated Sept. 13, 2007
2. Production equipment only, excluding storage tanks for product input or output.
3. Depending upon free fatty acid content

Feedstock Flexibility

- NGBF's biofuels are very tolerant of free fatty acids, allowing more feedstocks to be used such as:
  - Recycled vegetable oils
  - Corn oil extract
  - Poultry fat
  - By-products from industrial processes and food processing
  - Chinese Tallow
  - Croton
  - Jatropha
  - Algae
  - Virgin vegetable oils





Production Process Advantages

- Production process is a precision blending or emulsification process with high energy yield:
  - Low production costs
  - Energy required is only 11Wh – 47Wh per gallon
  - No significant by-products, wastes, emissions or discharges, so "BTU yield" of process is greater
- Small plant footprint, production can be located to leverage existing storage and transportation infrastructure
  - 50mm GPY could sit on <20,000 sq. ft., excluding storage and logistics
  - Significantly lower capital costs vs. alternatives
    - NGBF Plant capital costs are estimated at $.20 - $.30 per gallon of annual capacity (excluding storage and logistics) i.e. 50mm GPY Plant Capex ranges from $10mm - $15mm
- Feedstocks can be easily interchanged
- 50mm GPY plant can be operated with no more than a team of 4 people per shift



NOx Reduction Advantages by Application



New Generation Biofuels
NOx Improvement
Percent Reduction
80%
70%
60%
50%
40%
30%
20%
10%
0%
Boiler
P&W FT 4C*
GE Frame 7
GE Frame 7
GE Frame 5
GE Frame 5
Application
*Water Injected

Approximate Lifecycle Greenhouse Gas Reduction Advantage

- Used Cooking Oil Feedstock
- Based on CA-GREET model
- Concurs with EPA RFS2 modeling



Lifecycle Greenhouse Gas Emissions
(CO_2 Equivalents)
Grams CO_2 Equivalents / mmBtu
120000
100000
80000
60000
40000
20000
0
NGB Classic from Used Cooking Oil*
NGB Ultra from Used Cooking Oil*
#2 Fuel Oil
Coal
Combustion Emissions
Upstream Emissions

NGBF
Fuel
Properties

NGBF Biofuels: Classic and Ultra HF

Classic – Extraordinary pour point, field tested atomization and ignition, biodegradability

Ultra HF – High flash point, increased energy content, enhanced viscosity

All of our products are formulated for low metals content.

	Classic	Ultra HF
Flash Point (°F, minimum)	77	210
Heat of Combustion (BTU/gal, typical)	92,000	105,000
Kinematic Viscosity @ 40C (cSt, typical)	53	28
Bottom Sediment & Water (%, maximum)	0.05	0.25
Pour Point (°F, typical)	-49	5



Atomization and Combustion Study

- Atomization and combustion properties studied by the University of Minnesota Center for Diesel Research
- Key findings:
  - NGBF emulsions are non-Newtonian fluids
    - "Shear-thinning" behavior
  - Classic and Ultra HF formulations atomized well at all pressures in excess of 100 psi
  - Combustion was stable with ignition characteristics equivalent to or slightly better than #2 diesel





Management
and
Board of Directors

Experienced Management

Cary J. Claiborne, Chief Executive Officer, President, and Director

- Osiris Therapeutics, Chief Financial Officer (2004-2007)
- Constellation Energy Group, VP Financial Planning (2001-2004)
- Senior leadership positions with General Electric (15 years), MCI and Home Depot

David Goebel, Jr., Chief Operating Officer and Director

- MeadWestvaco – acting Vice President, Supply Chain / Director of Customer Service
- ExxonMobil – Executive with 20 year career with leadership responsibilities in manufacturing, engineering, supply chain, operations, marketing and sales.

Andrea Festuccia, Chief Technology Officer

- Senior positions with IGEAM Srl, a leading Italian environmental consulting and engineering firm, including Director of the Environment and Territory business unit (since June 1999)
- More than10 years of national and international professional experience in both chemical, mechanical and environmental engineering and in environmental management projects.
- PhD in chemical engineering from the University "la Sapienza" of Rome

Experienced Management

Dane R. Saglio – Chief Financial Officer

- Former consultant with merging private companies in the areas of strategic planning, exit strategies, transaction evaluation, capital structure, corporate governance, and financial/business operations evaluation
- Chief Financial Officer of EntreMed, Inc, a publicly traded clinical-stage biopharmaceutical company
- Licensed CPA

Connie Lausten, Vice President - Regulatory and Legislative Affairs

- National Grid USA, Manager of Federal Affairs (2003-2007)
- US House Staff - Subcommittee for Energy Policy, Natural Resources & Regulatory Affairs
- Representative Cal Dooley (CA) Staff, Resources Legislative Assistant

Philip Cherry, Vice President – Engineering & Operations

- Verasun – Director of Operations
- U.S. Bioenergy – contract management services to ethanol facility owners
- Mobil – 9 year career with leadership responsibilities in various process management and scientific roles

Current Board of Directors

John E. Mack, Chairman Former Sr. Managing Executive Officer, **Shinsei Bank**; **Bank of America** (including predecessor companies), various senior management positions including Corporate Treasurer

J. Robert Sheppard Jr. Former Managing Director and Co-Head of the Global, Project Finance Group, **Bank of America**

Douglas S. Perry President and CEO of **Davenport Newberry Holdings LLC**. a developer of geothermal power projects.

Former senior leadership positions at **Constellation Energy Group**, including President of Constellation Power Development.

Former Special Counsel/Attorney with the **Securities and Exchange Commission's** Divisions of Corporation Finance and Enforcement.

Cary J. Claiborne **CEO & President of NGBF**

David H. Goebel, Jr. **COO of NGBF**

NGBF Value Proposition

- **NGBF Biofuels**
  - Are cost competitive with Ultra Low Sulfur Diesel
  - Can be produced from low-cost and/or locally available feedstocks
  - Substantially reduce NO_X emissions (40-74%)
  - Essentially eliminate SO_X emissions
  - Reduce lifecycle CO_2 emissions
    - 0.5 – 0.8% reduction for each 1% of fossil fuel replaced
- **Rapid, low capital expenditure approach to**
  - Reduce dependence on imported Oil
  - Generate Carbon Credits
  - Make existing infrastructure renewable
- **Business models**
  - Direct Purchase agreements
  - Technology license or tolling arrangements for production at point of use
  - Early adopters can secure feedstock and fuel delivery commitments